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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FRIM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 333-85522, 333-74276, 333-69664, 333-31758,
and 333-116468) and Form S-8 (File Nos. 333-21113, 333-68757, 333-40396,
333-67010, 333-82340, and 333-109959) of ViaSat, Inc. of our report dated May 10, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
San Diego, California
June 15, 2004